Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Iris Parent Holding Corp.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Iris Parent Holding Corp. (the “Company”) as of December 31, 2024 and 2023, and the related consolidated statements of operations, changes in stockholder’s equity, and cash flows for each of the two years in the period ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and its results of operations and cash flows for each of the two years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

The Company’s Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has no substantive operations, and insufficient cash as of December 31, 2024, to fund operations for twelve months from the date of this report. All of these matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2025.

Whippany, New Jersey

May 6, 2025

IRIS PARENT HOLDING CORP.

CONSOLIDATED BALANCE SHEETS

	December 31,
	2024	2023
Assets
Total Assets	$-	$-

Liabilities and stockholder's equity
Current liabilities:
Accrued expenses	$805	$400
Total liabilities	805	400
Commitments and Contingencies (Note 4)

Stockholder's equity
Common stock, $0.0001 par value; 1,000 shares authorized; 100 shares issued and outstanding as of December 31, 2024 and 2023, respectively	-	-
Additional paid in capital	10	10
Stock subscription receivable	(10)	(10)
Accumulated deficit	(805)	(400)
Total stockholder's equity	(805)	(400)
Total liabilities and stockholder's equity	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

IRIS PARENT HOLDING CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the year ended December 31,
	2024	2023
Franchise tax expense	$405	$378
Loss from operations	(405)	(378)

Net loss	$(405)	$(378)

Weighted average shares outstanding - basic and diluted	100	100

Basic and diluted net loss per share	$(4.05)	$(3.78)

The accompanying notes are an integral part of these consolidated financial statements.

IRIS PARENT HOLDING CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Common Stock
	Shares	Amount	Additional Paid in Capital	Stock Subscription Receivable	Accumulated Deficit	Stockholder's Equity
December 31, 2022	100	$-	$10	$(10)	$(22)	$(22)
Net loss	-	-	-	-	(378)	(378)
December 31, 2023	100	-	10	(10)	(400)	(400)
Net loss	-	-	-	-	(405)	(405)
December 31, 2024	100	$-	$10	$(10)	$(805)	$(805)

The accompanying notes are an integral part of these consolidated financial statements.

IRIS PARENT HOLDING CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31,
	2024	2023
Cash Flows from Operating Activities:

Net loss	$(405)	$(378)
Changes in current assets and liabilities:
Accrued expenses	405	378
Net cash provided by operating activities	-	-

Net change in cash	-	-
Cash - beginning of the year	-	-
Cash - end of the year	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

IRIS PARENT HOLDING CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Description of Organization and Business Operations

Iris Parent Holding Corp. (the “Company”) was incorporated in the State of Delaware on November 23, 2022. The purpose of the Company is to facilitate a business combination, as further described below.

Wholly-owned subsidiaries

The Company has two wholly-owned subsidiaries, Liminatus Pharma Merger Sub, Inc., a Delaware corporation (“Liminatus Merger Sub”), and SPAC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“SPAC Merger Sub”). The purpose of these two wholly-owned subsidiaries is to facilitate a business combination.

Business Combination

On November 30, 2022, Iris Acquisition Corporation, a Delaware corporation (“Iris”), the Company, Liminatus Pharma, LLC, a Delaware limited liability company (“Liminatus”), Liminatus Merger Sub and SPAC Merger Sub entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) whereby (a) Liminatus Merger Sub will merge with and into Liminatus (the “Liminatus Merger”), with Liminatus surviving the Liminatus Merger as a direct wholly-owned subsidiary of the Company, and (b) simultaneously with the Liminatus Merger, SPAC Merger Sub will merge with and into Iris (the “SPAC Merger” and, together with the Liminatus Merger, the “Mergers”), with Iris surviving the SPAC Merger as a direct wholly-owned subsidiary of the Company (the transactions contemplated by the foregoing clauses (a) and (b) the “Business Combination”).

Pursuant to the Business Combination Agreement: (i) immediately prior to the effective time of the Mergers (the “Effective Time”), every issued and outstanding security issued by Iris during its initial public offering (each, an “Iris Unit”) was automatically separated and broken out into its constituent parts and the holder thereof was deemed to hold one share of Iris Class A Common Stock, par value $0.0001 per share (the “Iris Class A Shares”) and one-fourth of one whole redeemable warrant that was included as part of each Iris Unit (the “Public Warrants”), and such underlying constituent securities of Iris were converted in accordance with the applicable terms of the Business Combination Agreement, (ii) at the Effective Time, each issued and outstanding Iris Class A Share was converted automatically into and thereafter represent the right to receive one share of common stock, par value $0.0001 per share (“Common Stock”), of the Company, following which all Iris Class A Shares ceased to be outstanding and were automatically canceled and ceased to exist, (iii) at the Effective Time, each issued and outstanding Public Warrant immediately and automatically represented the right to purchase shares of Common Stock on the same terms and conditions as are set forth in the warrant agreement, (iv) at the Effective Time, each issued and outstanding non-redeemable warrant of Iris that was issued by Iris in a private placement at the time of the consummation of its initial public offering, entitling the holder thereof to purchase one Iris Class A Share at $11.50 per share, except those issued to Cantor Fitzgerald & Co. (“Cantor”), were forfeited, and (v)  the private placement warrants issued to Cantor immediately and automatically represented the right to purchase shares of Common Stock.

Pursuant to the Business Combination Agreement, on April 30, 2025, in sequential order: (a) Liminatus Merger Sub merged with and into Liminatus, with Liminatus continuing as the surviving company and a wholly owned subsidiary of the Company and (b) simultaneously with the Liminatus Merger, SPAC Merger Sub merged with and into Iris, with Iris surviving the SPAC Merger as a direct wholly-owned subsidiary of the Company.

Liquidity, Capital Resources and Going Concern

As discussed above, the Company currently has no substantive operations, and the purpose of the Company is to facilitate the Business Combination. Management has determined that if the Company is unable to complete the Business Combination, then the Company will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution of Iris of June 30, 2025 raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities as reported within these consolidated financial statements.

Note 2. Significant Accounting Policies

Basis of Presentation

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as determined by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The consolidated financial statements include the accounts of the Company and its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Securities Exchange Act of 1934, as amended) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s consolidated financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting periods. Actual results may differ materially and adversely from these estimates. The Company is not aware of any significant estimates that required management to exercise significant judgment.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations and cash flows.

Segments

The Company’s chief operating decision maker (“CODM”), the Chief Executive Officer, manages the Company’s business activities as a single operating and reportable segment. Accordingly, the Company’s CODM uses net income/loss to measure the Company’s single segment’s performance and allocate resources. Further, the CODM reviews and utilizes functional expenses to manage the Company’s operations. The Company’s functional expenses related to franchise tax expenses and did not include any compensation-related expenses.

Franchise Taxes

The Company is incorporated in the State of Delaware and is required to pay franchise taxes to the State of Delaware on an annual basis. Franchise tax liabilities and related interest and penalties incurred are recorded in accrued expenses on the consolidated balance sheet. For the years ended December 31, 2024 and 2023, the Company recorded $405 and $378, respectively, of franchise tax expense and related penalties and interest. As of December 31, 2024 and 2023, the Company had a franchise tax liability of $805 and $400, respectively.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carryforwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no tax accruals relating to uncertain tax positions.

The Company recognizes accrued interest and penalties related to unrecognized tax positions as income tax expense. There were no unrecognized tax positions and no amounts accrued for interest and penalties as of December 31, 2024 and 2023. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company has identified the United States as its only “major” tax jurisdiction. The Company is subject to income tax examinations by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. No unrecognized tax benefits were identified as of December 31, 2024 or 2023.

Recently Adopted Accounting Pronouncements

In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which expands annual and interim disclosure requirements for reportable segments, primarily through enhanced disclosures about significant segment expenses. The Company adopted this standard effective January 1, 2024 using a retrospective method. For further information, refer to the Segments section in Note 2 Significant Accounting Policies.

Recently Issued Accounting Pronouncements – Not Yet Adopted

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The standard requires entities to disclose additional categories about federal, state and foreign income taxes in the effective tax rate reconciliation as well as provide annual income taxes paid disaggregated by federal, state and foreign taxes. The standard is effective for annual periods beginning after December 15, 2024. Early adoption is permitted. The Company does not believe that the adoption of this accounting pronouncement would have a material effect on the Company’s consolidated financial statements and related disclosures.

Management does not believe that any additional recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

Note 3. Related Party Transactions

In November 2022, the Company issued 100 shares of the Company’s common stock for an aggregate purchase price of $10 to Chris Kim, the Company’s Chief Executive Officer. Such shares on the date of issuance were duly and validly authorized and issued. Each outstanding share of stock has voting power equal to one vote on each matter submitted at any stockholder’s meeting. As of the date of these consolidated financial statements, no consideration has been received from Mr. Kim for the issuance of these shares. Accordingly, the Company has recorded a “Stock subscription receivable” within the stockholder’s equity section on its consolidated balance sheet as of December 31, 2024 and 2023.

Note 4. Commitments and Contingencies

The Company is not a party to any material legal proceedings and is not aware of any material pending or threatened claims. The Company does not have any commitments as of December 31, 2024 and 2023.

Note 5. Subsequent Events

The Company has completed an evaluation of all subsequent events through the date of this filing to ensure that these consolidated financial statements include appropriate disclosure of events both recognized in the consolidated financial statements and events which occurred but were not recognized in the consolidated financial statements. No subsequent events were identified other than the closing of the Business Combination, as discussed Note 1.